UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 11, 2015

Date of Report (Date of earliest event reported)

Shake Shack Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Union Square East, 5th Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(646) 747-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition.

On March 11, 2015, Shake Shack Inc. (the “Company”) issued a press release announcing its financial results for the fiscal fourth quarter and fiscal year ended December 31, 2014.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                   Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description
99.1	Shake Shack Inc. press release dated March 11, 2015 announcing its financial results for the fiscal fourth quarter and fiscal year ended December 31, 2014. (furnished only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHAKE SHACK INC.
(Registrant)

Date: March 11, 2015	By:	/s/ Jeff Uttz
Jeff Uttz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Shake Shack Inc. press release dated March 11, 2015 announcing its financial results for the fiscal fourth quarter and fiscal year ended December 31, 2014. (furnished only)